EXHIBIT 32.1

     Certification Pursuant to 18 U.S.C. Section 1350 As Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002


I, L. B. (Brad) Clarke, Chief Executive Officer of Organetix, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1) the Quarterly Report on Form 10-QSB/A of the Company for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: December 28, 2005

/s/ L. B. (Brad) Clarke
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L. B. (Brad) Clarke
Chief Executive Officer